POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher P. Laia and R. Matthew Freund and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel S. McNamara
____________________________                                                                           Date: January 19, 2012
Daniel S. McNamara
Trustee

On this 19th day of January, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Daniel S. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                                                           /s/ Cherie L. Black
                                      -------------------------------------------
8-21-13                                                                                                                          Notary Public
______________________________                                                                State of Texas

POWER OF ATTORNEY

STATE OF:                                           TEXAS
COUNTY OF:                                       BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel S. McNamara, Christopher P. Laia, and R. Matthew Freund and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Paul L. McNamara
____________________________                                                                           Date: February 29, 2012
Paul L. McNamara
Trustee

On this 27th day of January, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Paul L. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                                                           /s/ Cherie L. Black
                                      -------------------------------------------
8-21-13                                                                                                                          Notary Public
                                                                                                                                      State of Texas